SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 9, 2005

FiberMark, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-12865	82-0429330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

161 Wellington Road
P.O. Box 498
Brattleboro, Vermont 05302
(802) 257-0365

Item 8.01. Other Events and Regulation FD Disclosure

On September 9, FiberMark issued a press release (Exhibit 99.1) reporting the filing of its revised (“Third Proposed, Amended”) Plan of Reorganization and Disclosure Statement reflecting minor changes to its plan filed in August 25, 2005. These changes are detailed in the “Notice of Changes Made to Debtors’ Disclosure Statement and Plan between August 25, 2005 and September 8, 2005” (Exhibit 2.1).

These exhibits are filed herewith and shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

The revised Disclosure Statement and Plan of Reorganization are available on FiberMark’s Web site at the following link.

http://www.fibermark.com/restructure/indexRestructure.htm#planOfReorgFilings

Item 9.01. Financial Statements and Exhibits

Exhibit 2.1 Notice of Changes Made to Debtors’ Disclosure Statement and Plan between August 25, 2005 and September 8, 2005

Exhibit 99.1 Press Release, Dated September 9, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FiberMark

Date: September 9, 2005	By:	/s/ John E. Hanley
John E. Hanley
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1*	Notice of Changes Made to Debtors’ Disclosure Statement and Plan between August 25, 2005 and September 8, 2005
Exhibit 99.1*	Press Release, Dated September 9, 2005
* Filed herewith

FOR IMMEDIATE RELEASE	Contact:	Janice C. Warren
Director of Investor Relations and Corporate Communications
802 257 5981

BRATTLEBORO, VERMONT, September 9, 2005—FiberMark, Inc. (OTCBB: FMKIQ) today announced that the U.S. Bankruptcy Court for the District of Vermont has approved the Disclosure Statement related to its Plan of Reorganization as filed on September 8, 2005. The approved Disclosure Statement is substantially identical to the document filed August 25, 2005, with revisions that addressed certain objections to the Disclosure Statement.

FiberMark also announced that the company’s key bondholders have agreed to settle the issues identified in the examiner’s report on terms reflecting the spirit of the examiner’s recommendations. Accordingly, the Bankruptcy Court has agreed to defer the commencement of voting pursuant to the approved Disclosure Statement for two weeks to allow time to finalize the settlement terms. If the settlement is finalized, the company expects to file a revised Disclosure Statement and Plan of Reorganization by September 23 that incorporates these terms. In the absence of a finalized settlement, the company will move forward with voting on its Plan of Reorganization as currently drafted.

The date for the confirmation hearing will be finalized on or about September 23. The company continues to expect that it will have a confirmed Plan of Reorganization before the end of 2005.

FiberMark, headquartered in Brattleboro, Vt., is a leading producer of specialty fiber-based materials meeting industrial and consumer needs worldwide, operating 11 facilities in the eastern United States and Europe. Products include filter media for transportation and vacuum cleaner bags; base materials for specialty tapes, electrical and graphic arts applications; wallpaper, building materials and sandpaper; and cover/decorative materials for office and school supplies, publishing, printing and premium packaging.

This document contains forward-looking statements. Actual results may differ depending on the economy and other risk factors discussed in the company's Form 10-K/A as filed with the SEC on May 4, 2005, which is also accessible on the company's Web site.